GREIF®

PACKAGING SUCCESS TOGETHER™

Investor Presentation

May 2021

Safe harbor

FORWARD-LOOKING STATEMENTS

- This presentation contains certain forward-looking information within the meaning of the Private Securities Litigation Reform Act of 1995. The words "may," "will," "expect," "intend," "estimate," "anticipate," "aspiration," "objective," "project," "believe," "continue," "on track" or "target" or the negative thereof and similar expressions, among others, identify forward-looking statements. All forward looking statements are based on information currently available to management. Such forward-looking statements are subject to certain risks and uncertainties that could cause events and the Company's actual results to differ materially from those expressed or implied. Please see the disclosure regarding forward-looking statements immediately preceding Part I of the Company's Annual Report on the most recently filed Form 10-K. The company assumes no obligation to update any forward-looking statements.

REGULATION G

- This presentation includes certain non-GAAP financial measures like Adjusted EBITDA and other measures that exclude special items such as restructuring and other unusual charges and gains that are volatile from period to period. Management of the company uses the non-GAAP measures to evaluate ongoing operations and believes that these non-GAAP measures are useful to enable investors to perform meaningful comparisons of current and historical performance of the company. All non-GAAP data in the presentation are indicated by footnotes. Tables showing the reconciliation between GAAP and non-GAAP measures are available at the end of this presentation and on the Greif website at **www.greif.com**.

GREIF

PACKAGING SUCCESS TOGETHER™

Who we are

Leading industrial packaging solutions provider

FY 2020 Performance ($M)	
Revenue	$4,515.0
Adj. EBITDA[1]	$642.6
Adjusted EBITDA margin	14.2%

Highlights and capabilities

- Leading product positions in multiple packaging substrates
- Diverse geographic portfolio (presence in 40+ countries) with wide market reach

Differentiations

- Demonstrated commitment to customer service and industry partnership
- Broadest industrial packaging product portfolio capability of fulfilling customer needs

FY 2020 net sales by segment (%)


Global Industrial Packaging
Paper Packaging & Services
Land Management

FY 2020 Adj. EBITDA[1] by segment (%)


Global Industrial Packaging
Paper Packaging & Services
Land Management

(1) A summary of all adjustments that are included in the Adj. EBITDA is set forth in the appendix of this presentation

Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Leading positions in multiple packaging substrates

Upstream Operations


#2
Uncoated Recycled Paperboard (URB)


#3
Coated Recycled Paperboard (CRB)


Top 10
Recovered Fiber Group

Industrial Packaging

Steel

#1

Fibre

#1

Industrial Closures

#1

Flexible IBCs

#1

Tube & Core

#2

Plastic

#2

IBC

#3

Note: Ranking denotes standing in global market. Based on company estimates.

PACKAGING SUCCESS TOGETHER™

How we operate

Greif's culture is the foundation for our business

The Principles That Guide Our Business

Ethical	We can be trusted to do what is right. Greif's Code of Conduct and Ethics guides our decisions and actions.
Strong Through Diversity	We encourage and embrace our diversity of culture, language, location and thought. Our differences define but do not divide us; our common interests unite us. From the many, we are one: Greif.
Serious About Sustainability	We honor our history as we focus on our future. We use financial, natural and human resources wisely without compromising the ability of future generations to meet their needs.
Committed to Continuous Improvement	We always look for ways to make our work, our products, our services and our Company better.

Behaviors


Communicate with respect, candor, and trust
Think Greif first
GREIF
Act with the mindset of a champion
Model the behaviors of a servant leader

Greif's purpose, vision and three strategic priorities

Purpose	**To safely package and protect our customers goods and materials to serve the essential needs of communities around the world**		
Vision	**In industrial packaging, be the best performing customer service company in the world**		
Strategic Priorities	**1 Engaged Teams** • Best in class health and safety • Top decile colleague engagement • Accountability aligned to value creation	**2 Differentiated Customer Service** • Deliver Superior customer experience • Create value for our customers through a solutions based approach • Earn our customers trust and loyalty	**3 Enhanced Performance** • Value driven growth • Margin and Free Cash Flow expansion via the Greif Business System • Sustainability commitment
Key Enabler	***The Greif Business System***		
Values	***THE GREIF WAY***		

1 Strategic priority: engaged teams

Teams in the top quartile of those Gallup[1] has studied have…	
21%	Higher profitability
17%	Higher productivity
10%	Higher customer metrics
70%	Fewer safety incidents
59%	Less turnover
41%	Lower absenteeism
28%	Less shrinkage

Gallup Overall Engagement Score


4.2
4.1
4.0
3.9
3.8
3.7
Manufacturing sector percentile ranking
3.81
55th
3.97
74th
4.17
89th
2018
2019
2020

Safe and engaged colleagues drive improved operating and financial performance

(1) According to "The Relationship Between Engagement at Work and Organizational Outcomes: 2016 Q12 Meta-Analysis

2 Strategic priority: differentiated customer service

Customer Satisfaction Index (CSI)


100
90
80
70
60
50
40
30
FY15
FY16
FY17
FY18
FY19
FY20
Q1 21
Goal

Net Promoter Score (NPS)


Net Promoter Score
Wave 10
5
23
72
= 67
Wave 1
11
38
51
= 40
Detractors
Passive
Promoters

Building a culture of reliability and trust with our customers

GREIF | PACKAGING SUCCESS TOGETHER™

Note: CSI is an internal measure of a plant's or business' performance against selected parameters that customers experience, giving us an indication of our level of meeting our customers basic needs. Components include: customer complaints received; customer complaints open greater than 30 days; credits raised; number of late deliveries; and the number of deliveries.

3 Strategic priority: enhanced financial performance



GREIF
Houston - HS2


- Greif Business System (GBS) is utilized to drive continuous improvement, cost control, operating discipline and to capture incremental returns on investment throughout the business
- Adapted GBS to virtual environment – IT enabled gemba walks; online customer webinars and outreach; virtual GBS training and development

Innovating and adapting the Greif Business System in a COVID-19 environment

3 Strategic priority: enhanced financial performance


GIP sales closed / divested
2014 - 2020
NA
LATAM
EMEA
APAC

- ~$450M of revenue closed / divested in GIP between 2014 – 2020 as part of ongoing business improvement activities (Adj. EBITDA margin < 2%)
  - Divestitures save ~$12M of annual capex
- Despite lost revenue, GIP Adj. EBITDA rose by >300bps between 2014 – 2020
- Ongoing plans / actions underway to help GIP achieve sustainable mid-teens Adj. EBITDA margins
  - Further investment into plastic and IBC products and reconditioning
  - Back office sales, procurement and G&A efficiency efforts
  - Greif Business System deployment to sub-optimal performing assets

Greif Business System drives improvement in businesses

3 Strategic priority: generate sustainable Free Cash Flow


Adj. Free Cash Flow[1] over time ($M)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
'22 Commitment: $410 - $450M
FY15
FY16
FY17
FY18
FY19
FY20
FY22 Commitment

Sharp focus on generating reliable and sustainable cash flow through cycles

(1) A summary of all adjustments that are included in Adj. Free Cash Flow is set forth in the appendix of this presentation

__Note__: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

3 Strategic priority: advance sustainability leadership

Select Targets		
Diversity & Inclusion	25%	Increase in proportion of women in management by the end of FY25[1]
Waste	90%	Waste diverted from landfills from all Greif production facilities by the end of FY25
Water	10%	Reduce BOD discharged in kilograms per metric ton of production by the end of FY25[2]

Key Recognition		
Responsibility	Newsweek	Recognized Greif on its list of America's Most Responsible Companies for two consecutive years
Sustainability	EcoVadis	Awarded Gold Rating in sustainability performance for three consecutive years
Leadership	CDP	Awarded "A- Leadership" ranking for three consecutive years in annual climate change assessment

[1] Versus a 2019 baseline.
[2] From Riverville and Massillon mills using a 2014 baseline. New targets for all Greif paper mills are planned to be developed in 2021

3 Strategic priority: advance sustainability leadership


GREIF

Key climate focus areas

- Achieve 28% reduction in Scope 1 and Scope 2 greenhouse gas emissions by 2030 from 2019 baseline
- Analyze and assess Scope 3 green house gas admissions by 2023 to determine a net-zero ambition
- Continue initial Task Force on Climate-related Financial Disclosures (TCFD) reporting and further assess gaps to full implementation

Since 2007, Greif has set and achieved three generations of increasingly ambitious de-carbonization goals

PACKAGING SUCCESS TOGETHER™

Why invest in Greif?

Solid volumes across most of the business during FQ2 2021



FQ2 '21 vs. FQ2 '20 volume snapshot (per day basis)1
35%
30%
25%
20%
15%
10%
5%
0%
-5%
Steel drums
Intermediate Bulk Containers (IBC)
Corrugated sheets
Tube / cores

Volumes through April 25 indicate generally in line or stronger YoY performance than recorded in February and March

[1] FQ2 refers to February 2021 and March 2021 actual performance. Does not include April 2021 actual performance.

Global trends support Greif's future growth

Trend	Details	Greif Actions
Growth of emerging economies	• Emerging economies driving greater consumption of goods and infrastructure	• Optimize capacity to serve increased demand from emerging economies
Expanding influence of sustainability and multi-use packaging	• Paper products and plastic-based packaging (especially IBCs) are easily reused or recycled	• Expand IBC collection and reconditioning network and expand paper solutions
Expansion of e-commerce adoption	• Increasing demand for delivery in consumer segments	• Focus on meeting demand with corrugated and other paper products
Increasing importance of food safety	• Heightened attention toward food safety and transportation	• Further penetrating food and beverage segments in GIP and PPS

Predictable and consistent capital deployment strategy

Reinvest in the business	Return cash to shareholders	De-lever the balance sheet
✓ Fund maintenance to sustain the "cash machine" and organic growth opportunities that exceed required returns	✓ Paid $26M in dividends in Q1'21 ✓ Remain committed to potentially growing dividend once target leverage ratio is achieved	✓ Q1'21 compliance leverage ratio = 3.79x; on track to achieve targeted leverage ratio of 2.0 – 2.5x by 2023 ✓ Net debt[1] reduced by $279M vs Q1'20 ✓ Completed sale of ~69K acres of timberland on April 30, 2021 for $149M


GREIF

Financial strength supported by focus on strong Free Cash Flow generation

(1) Net debt is defined as total debt less cash and cash equivalents.
Note: A reconciliation of the differences between all non-GAAP financial measures used in this presentation with the most directly comparable GAAP financial measures is included in the appendix of this presentation.

Notable progress made towards de-levering balance sheet


Total debt balance trend over time ($M)
$3,000
$2,750
$2,500
$2,250
$2,000
Q2'19
Q3'19
Q4'19
Q1'20
Q2'20
Q3'20
Q4'20
Q1'21

>$400M of debt has been repaid since the acquisition of Caraustar, despite the impact of COVID

Five compelling reasons to invest in Greif

1 Robust and diverse product portfolio with exposure to a variety of end markets globally

☑ Leading producer of steel / plastic / fibre drums; rigid / flexible intermediate bulk containers; industrial closures; uncoated recycled boxboard

2 Compelling customer value proposition due to demonstrated commitment to customer service

☑ Creating stickier customer relationships through industry leading customer service and commitment to solving customer problems

3 Numerous avenues for incremental low-risk growth and margin enhancement

☑ Utilizing the Greif Business System to drive cost control, operating discipline and capture incremental returns on investment

4 Consistent capital allocation, compelling dividend and focus on Free Cash Flow expansion

☑ Actively de-levering the balance sheet to accelerate shift in enterprise value to equity holders

5 Committed to sustainability leadership

☑ Embedding ESG deeper into the business – "A" rating from MSCI; "Low Risk" rating from Sustainalytics; "A-" rating from CDP


GREIF

GREIF®

PACKAGING SUCCESS TOGETHER™

Business segment overview

Formed new Global Industrial Packaging (GIP) segment

FY20 sales by geography



N. America
L. America
EMEA
Asia Pacific

FY20 sales by primary product



Steel
Large / medium plastic
Small plastic
Fibre
IBC
1&2 loop FIBC
4 loop FIBC
Other

FY20 sales by end market



Petrol Prod, Lube Oils & Adds.
Specialty chemicals
Bulk / Commodity chemicals
Packaging distributors
Paints, Coatings, Inks & Adhesives
Solid food prod, pastes
Agro chemicals
Pharmaceuticals & personal care
Juice & beverage products
Blenders, Fillers & Chem. Distr.
Flavors & Fragrances
Silicones
Waste industry
Detergents & Surfactants
Solvents & Glycol based prod.
Other

Rigid Industrial Packaging & Services and Flexible Products & Services combined to form Global Industrial Packaging

Note: Denotes less cyclical end markets that we are actively working to penetrate further

GIP: broad product and services capability

Steel



#1

Fibre



#1

Closures



#1

Plastic



#2

IBC



#3

Earth Minded



Filling



Flexible IBCs



#1

GIP is the most comprehensive customer solutions provider in the industry

Note: Ranking denotes standing in global market. Based on company estimates.

GIP: expanding into recycled plastics products

The Eco Balance product line utilizes post consumer regrind (PCR) as a raw material


Albip - IL
• GCUBE
Bradley - IL
• 55 gallon monolayer & CoEx PCR Drums
• NexDrum
Hazleton - PA
• CoEx PCR Drums
Baytown - TX
• GCUBE
Houston - TX
• NexDrum
• 55 gallon monolayer PCR drums
Lavonia - GA
• GCUBE
• 55 gallon monolayer & CoEx PCR Drums
Delta, UK
• GCUBE
Falkenberg, Sweden
• GCUBE
Kazan, Russia
• GCUBE
Kaluga, russia
• GCUBE
Mendig, Germany
• GCUBE
Castenedolo, Italy
• GCUBE
• Jerrycans
• 30 – 220 lt monolayer & CoEx PCR Drums
San Roque, Spain
• GCUBE

We are investing in sustainable products to minimize our environmental impact

Paper Packaging & Services (PPS) segment overview

FY20 sales by geography



North America

FY20 sales by primary product



Mills
Corrugated sheets
Box Board Products (JV)
Tube / cores

Q4'20 Tube/core sales by end market



Film
Paper Mill
Protect A Board
Construction
Cloth / Yarn
Other
Carpet & Floor
Metal, Foil Strapping
Roofing

- **CorrChoice**: services a range of integrated and independent customers serving broad spectrum of end markets (i.e. consumer durables, autos, e-commerce, etc.)

PPS produces containerboard, uncoated / coated recycled paperboard, tubes / cores and a mix of specialty products

PPS: broad portfolio offering a variety of paper products

Recovered Fiber



Mills

Containerboard



Uncoated Recycled Paperboard


#2

Coated Recycled Paperboard


#3

Converting

Corrugated Products



Tube & Core


#2

Note: Ranking denotes standing in the U.S. Based on company estimates.

PPS: expanded, integrated and national paper network

Recovered Fiber Group





Containerboard
~1M tons



Uncoated Boxboard
~700K tons



Coated Boxboard
~200K tons



Corrugated
Network of sheet feeders



Tubes & Cores
converting plants across the US



Packaging Industry

Various industries

Folding carton and other customers

PPS: expanding into paper specialty products



Litho-Lamination

- Superior coated graphics for retail and shelf-ready packaging
- Industry-leading speed to market


SURE-Pak
DAYTON

Triple Wall Bulk Packaging

- Boxes, bins, and sheets for agricultural and industrial applications
- Triple wall strength protects up to 1,500 pounds



Paper Coatings

- High performance, functional, and decorative color coatings
- Specialty grades for bakery, meat, and produce applications

Specialty paper products offer higher margins than conventional corrugated products and are environmentally friendly

PPS: Caraustar integration proceeding on plan

Caraustar run-rate synergy detail


Transport / Logistics
Procurement / Materials
SG&A
Other Fixed Costs
Operational Enhancements

Realized synergies and FY22 estimate


$80
$70
$60
$50
$40
$30
$20
$10
$0
Deal Assumption
FY19 Realized
FY20 Realized
FY22 Expected

Anticipate a minimum of $70M in synergies within 36 months of acquisition

GREIF®

PACKAGING SUCCESS TOGETHER™

Appendix and required reconciliation tables

Substantial increase in Free Cash Flow on the horizon

$M	FY '22 Adj. EBITDA[1]	FY '22 Adj. Free Cash Flow[2]
GIP	$342 – $379	
PPS	$437 – $477	
Land	$6 – $9	
Total Company	$785 – $865	$410 – $450

FY 2022 commitments assume a 2018 like economy

(1) No reconciliation of the fiscal year 2022 Adjusted EBITDA, a non-GAAP financial measure which excludes gains and losses on the disposal of businesses, timberland and property, plant and equipment, acquisition costs, non-cash pension settlement charges, restructuring and impairment charges is included in this presentation because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

(2) No reconciliation of the fiscal year 2022 Adjusted free cash flow, defined as net cash provided by (used in) operating activities, less cash paid for purchases of properties, plants and equipment, plus cash paid for acquisition-related costs, plus cash paid for debt issuance costs, plus cash paid for incremental COVID-19 costs, net, plus cash paid for acquisition-related Enterprise Resource Planning (ERP) systems, is included in this presentation because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts.

Solid balance sheet with anticipated interest savings



Debt schedule as of 1/31/2021 ($M)
$1,200
$1,000
$800
$600
$400
$200
$0
2021
2022
2023
2024
2025
2026
2027
Anticipate significant interest expense savings in H2 2021 from locked in refinancing of below 2.5%
7.375% Senior Notes - 2021¹
US Revolver - FY 2024
Asset Securitization
Other
6.50% Senior Notes - 2027
Term Loan A-1
Term Loan A-3¹
Term Loan A-2

Note: Senior Notes 2021 will be replaced by TLA-3 in Q3 2021

GAAP to Non-GAAP Reconciliation:

Reconciliation of Operating Profit to Adjusted EBITDA
$Millions

(in millions)	Three Months Ended January 31, 2020	Three Months Ended April 30, 2020	Three Months Ended July 31, 2020	Three Months Ended October 31, 2020	Twelve Months Ended October 31, 2020
Global Industrial Packaging					
Operating profit	$ 44.8	$ 75.1	$ 46.6	$ 58.9	$ 225.4
Less: Other expense, net	2.5	1.3	0.9	(0.7)	4.0
Less: Non-cash pension settlement charges	—	—	—	0.4	0.4
Less: Equity earnings of unconsolidated affiliates, net of tax	(0.2)	(0.7)	(0.3)	(0.3)	(1.5)
Plus: Depreciation and amortization expense	21.1	21.5	20.9	21.0	84.5
EBITDA	$ 63.6	$ 96.0	$ 66.9	$ 80.5	$ 307.0
Plus: Restructuring charges	2.3	2.7	15.7	8.1	28.8
Plus: Non-cash asset impairment charges	0.1	1.3	3.1	3.5	8.0
Plus: Non-cash pension settlement charges	—	—	—	0.4	0.4
Plus: Incremental COVID-19 costs, net	—	0.4	0.2	0.1	0.7
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses, net	0.6	(2.3)	(1.4)	(16.5)	(18.6)
Adjusted EBITDA	$ 66.6	$ 99.1	$ 84.5	$ 74.1	$ 324.3
Paper Packaging & Services					
Operating profit	$ 32.5	$ (5.5)	$ 13.3	$ 30.7	$ 71.0
Less: Other income, net	(1.2)	(0.2)	0.2	(0.1)	(1.3)
Less: Non-cash pension settlement income	(0.1)	—	—	—	(0.1)
Plus: Depreciation and amortization expense	39.2	38.8	37.8	37.7	153.5
EBITDA	$ 73.0	$ 33.5	$ 50.9	$ 68.5	$ 225.9
Plus: Restructuring charges	1.0	1.7	3.4	3.8	9.9
Plus: Acquisition and integration related costs	5.1	4.8	3.6	3.5	17.0
Plus: Non-cash asset impairment charges	—	—	12.4	0.1	12.5
Plus: Non-cash pension settlement income	(0.1)	—	—	—	(0.1)
Plus: Incremental COVID-19 costs, net	—	0.5	0.8	0.6	1.9
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses, net	(1.1)	38.6	0.9	0.9	39.3
Adjusted EBITDA	$ 77.9	$ 79.1	$ 72.0	$ 77.4	$ 306.4
Land Management					
Operating profit	$ 1.9	$ 2.4	$ 2.0	$ 2.2	$ 8.5
Plus: Depreciation, depletion and amortization expense	1.0	0.9	1.2	1.4	4.5
EBITDA	$ 2.9	$ 3.3	$ 3.2	$ 3.6	$ 13.0
Less: Gain on disposal of properties, plants, equipment, and businesses, net	—	(0.2)	(0.3)	(0.6)	(1.1)
Adjusted EBITDA	$ 2.9	$ 3.1	$ 2.9	$ 3.0	$ 11.9
Consolidated EBITDA	$ 139.5	$ 132.8	$ 121.0	$ 152.6	$ 545.9
Consolidated Adjusted EBITDA	$ 147.4	$ 181.3	$ 159.4	$ 154.5	$ 642.6

GAAP to Non-GAAP Reconciliation:

Adjusted Free Cash Flow
$Millions

	Twelve Months Ended October 31,					
(in millions)	2015	2016	2017	2018	2019	2020
Net cash provided by operating activities	$ 206.3	$ 301.0	$ 305.0	$ 253.0	$ 389.5	$ 454.7
Cash paid for purchases of properties, plants and equipment	(135.8)	(100.1)	(96.8)	(140.2)	(156.8)	(131.4)
Free Cash Flow	$ 70.5	$ 200.9	$ 208.2	$ 112.8	$ 232.7	$ 323.3
Cash paid for acquisition-related costs	-	-	-	0.7	29.7	17.0
Cash paid for debt issuance costs	-	-	-	-	5.1	-
Cash paid for incremental COVID-19 costs, net	-	-	-	-	-	2.6
Cash paid for acquisition-related ERP systems	-	-	-	-	0.3	3.3
Additional U.S. pension contribution	-	-	-	65.0	-	-
Free cash flow from Venezuela operations	9.9	-	-	-	-	-
Adjusted Free Cash Flow	$ 80.4	$ 200.9	$ 208.2	$ 178.5	$ 267.8	$ 346.2

GAAP to Non-GAAP reconciliation:

Net debt ($M)

(in millions)	January 31, 2021	January 31, 2020
Total Debt	$ 2,539.4	$ 2,808.1
Cash and cash equivalents	(101.4)	(90.8)
Net Debt	$ 2,438.0	$ 2,717.3

Credit Agreement Adj. EBITDA & Leverage Ratio

Trailing Twelve Month Credit Agreement EBITDA (in millions)	**TTM 01/31/2021**
Net income	119.1
Plus: Interest expense, net	110.3
Plus: Debt extinguishment charges	-
Plus: Income tax expense	58.0
Plus: Depreciation, depletion and amortization expense	240.5
EBITDA	527.9
Plus: Restructuring charges	38.5
Plus: Acquisition and integration related costs	13.9
Plus: Non-cash asset impairment charges	19.7
Plus: Non-cash pension settlement income	8.9
Plus: Incremental COVID-19 costs, net	3.2
Plus: (Gain) loss on disposal of properties, plants, equipment, and businesses, net	21.6
Adjusted EBITDA	633.7
Credit Agreement adjustments to EBITDA[1]	(5.2)
Credit Agreement EBITDA	628.5

Adjusted Net Debt (in millions)	**1/31/2021**
Long-term debt	2,359.6
Short-term borrowings	46.2
Current portion of long-term debt	133.6
Total debt	2,539.4
Credit Agreement adjustments to debt[2]	(55.2)
Adjusted debt	2,484.2
Less: Cash	(101.4)
Adjusted net debt	2,382.8
Leverage Ratio	**3.79x**

[1] Credit Agreement adjustments to EBITDA are specified by the Company's credit agreement including Equity earnings of unconsolidated affiliates, net of tax, certain acquisition savings, and other items.

[2] Credit Agreement adjustments to debt are specified by the Company's credit agreement including the European accounts receivable program, letters of credit, deferred financing costs, and derivative balances.

Fiscal 2022 financial commitments assumptions

- Net sales will be approximately $5.0B in FY22 reflecting a 2018 like economy with the impacts of both the COVID-19 pandemic and the industrial recession in place pre-COVID fully behind us
- Raw material costs increase slightly against current indices in the markets in which we participate; assume OCC cost range of $35/ton - $75/ton (midpoint = $55/ton)
- Raw material price changes are passed to customers through price adjustment mechanisms in contracts or otherwise with customary delay in our RIPS and FPS businesses
- FX rates flat to FY21 rates
- DD&A to increase to $250M - $260M by FY22
- Annual other expense to be $5M in FY22
- Cash taxes paid to be $65M - $75M in FY22
- Interest expense is calculated to be $90M - $95M by FY22 based on debt pay down
- OWC is a use of cash in FY22 as a result of higher sales
- Annual CapEx to range between $150M – $170M
- Synergies of $70M to be realized by FY22 ($10M increase vs 2019 investor day assumption)
- Acquisitions or divestitures not contemplated in targets